Exhibit 99.1

Page
Fallbrook Shopping Center

Independent Auditors’ Report	F-1

Combined Statement of Revenues and Certain Expenses for the year ended December 31, 2013 (Audited) and three months ended March 31, 2014 (Unaudited)	F-2

Notes to Combined Statement of Revenues and Certain Expenses for the year ended December 31, 2013 (Audited) and three months ended March 31, 2014 (Unaudited)	F-3

Pro Forma Consolidated Financial Statements of Retail Opportunity Investments Corp.

Pro Forma Consolidated Statement of Operations and Comprehensive Income for the six months ended June 30, 2014 (Unaudited)	F-6

Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2013 (Unaudited)	F-7

Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-8

Pro Forma Consolidated Financial Statements of Retail Opportunity Investments Partnership, LP

Pro Forma Consolidated Statement of Operations and Comprehensive Income for the six months ended June 30, 2014 (Unaudited)	F-10

Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2013 (Unaudited)	F-11

Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-12

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders
Retail Opportunity Investments Corp.
Retail Opportunity Investments Partnership, LP

We have audited the accompanying combined financial statement of the property known as Fallbrook Shopping Center, located in West Hills, California (“Fallbrook Shopping Center”) which is comprised of the combined statement of revenues and certain expenses for the year ended December 31, 2013, and the related notes to the combined financial statement.

Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of this combined financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal controls relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility
Our responsibility is to express an opinion on this combined financial statement based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statement.  The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the combined financial statement, whether due to fraud or error.  In making those risk assessments, the auditor considers internal controls relevant to the entity’s preparation and fair presentation of the combined financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Fallbrook Shopping Center’s internal controls.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Fallbrook Shopping Center for the year ended December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

Emphasis-of-Matter
We draw attention to Note 2 to the combined financial statement, which describes that the accompanying combined financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of Fallbrook Shopping Center’s revenues and expenses.  Our opinion is not modified with respect to this matter.

/s/ PKF O'Connor Davies
A Division of O'Connor Davies, LLP

New York, New York
August 7, 2014

FALLBROOK SHOPPING CENTER
     COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
(Dollar amounts in thousands)

	Year Ended December 31, 2013	Three Months Ended March 31, 2014 (Unaudited)
Revenues
Rental income (note 4)	$12,984	$3,371
Lease termination	72	-
Total revenues	13,056	3,371

Certain Expenses
Utilities	217	58
Repairs, maintenance and supplies	344	116
Cleaning and landscaping	296	69
Real estate taxes	1,645	409
Insurance	181	40
Total certain expenses	2,683	692

Excess of revenues over certain expenses	10,373	2,679

See accompanying notes to combined statement of revenues and certain expenses.

FALLBROOK SHOPPING CENTER
NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2013 (AUDITED)
AND THREE MONTHS ENDED MARCH 31, 2014 (UNAUDITED)

1.            Business Organization

Retail Opportunity Investments Corp., a Maryland corporation (“ROIC”), is organized in a traditional umbrella partnership real estate investment trust format pursuant to which Retail Opportunity Investments GP, LLC, its wholly-owned subsidiary, serves as the general partner of, and ROIC conducts substantially all of its business through, its operating partnership subsidiary, Retail Opportunity Investments Partnership, LP, a Delaware limited partnership (the “Operating Partnership”) and its subsidiaries.  Unless otherwise indicated or unless the context requires otherwise, all references to the “Company” refer to ROIC together with its consolidated subsidiaries, including the Operating Partnership.

On  June 13, 2014, the Company acquired the property known as Fallbrook Shopping Center (“Fallbrook Shopping Center”) located in West Hills, California, within the Los Angeles metropolitan area, from Fallbrook Square Partners Limited Partnership and Fallbrook Square Anchor Acquisition, LP (collectively, the “Sellers”), unaffiliated third parties, for a purchase price of $210.0 million. Fallbrook Shopping Center has approximately 1.1 million square feet of gross leasable area, or GLA, of which approximately 751,000 square feet is owned by ROIC.  Key tenants include Trader Joe’s Sprouts, Home Depot, Kohl’s, TJ Maxx, Ross Dress For Less, AMC Theaters and 24 Hour Fitness.  Fallbrook Shopping Center also features Target, Walmart and Kroger (Ralph’s) Supermarket, which occupy substantially all of the GLA not owned by ROIC.  The property was acquired with borrowings under the Operating Partnership’s credit facility and available cash.

2.             Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Combined Statement of Revenues and Certain Expenses (the “financial statement”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The combined financial statement includes the historical revenues and certain expenses of the Sellers, exclusive of rental income related to parcels not acquired by the Company, interest income, depreciation and amortization, rental income relating to the allocation of purchase price of Fallbrook Shopping Center to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of Fallbrook Shopping Center.

The combined statement of revenue and certain expenses for the three month period ended March 31, 2014 is unaudited.  In the opinion of management, such statement reflects all adjustments necessary for a fair presentation of revenue and certain expenses in accordance with the SEC Rule 3-14. All such adjustments are of a normal recurring nature.

Revenue Recognition

Fallbrook Shopping Center’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents and tenant reimbursements.  All leases are classified as operating leases. Minimum rents are recognized by amortizing the aggregate lease payments on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Lease Termination Income

Termination fees are fees that Fallbrook Shopping Center has agreed to accept in consideration for permitting certain tenants to terminate their lease prior to the contractual expiration date.  Fallbrook Shopping Center recognizes termination fees when the following conditions are met:  (a) the termination agreement is executed; (b) the termination fee is determinable; (c) all landlord services pursuant to the terminated lease have been rendered; and (d) collectability of the termination fee is assured.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires Fallbrook Shopping Center’s management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

3.           Subsequent Events

The Company has evaluated subsequent events through August 11, 2014, and has determined that there were no subsequent events or transactions which would require recognition or disclosure in the combined financial statement.

4.Leases

Fallbrook Shopping Center is subject to non-cancelable lease agreements through 2035, subject to various escalation clauses, with tenants for retail space. As of December 31, 2013, the future minimum rents on non-cancelable operating leases expiring in various years are as follows (dollar amounts in thousands):

Year ending December 31	Amounts

2014	$10,524
2015	10,772
2016	10,738
2017	10,401
2018	8,927
Thereafter	51,338
$102,700

The tenant leases provide for annual rents that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. Fallbrook Shopping Center’s tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the combined financial statement includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire term of each lease, which resulted in an increase in rental income of approximately $554,000 for the year ended December 31, 2013 and a decrease in rental income of approximately $24,000 for the three months ended March 31, 2014.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The unaudited pro forma consolidated statement of operations and comprehensive income for the six months ended June 30, 2014 and for the year ended December 31, 2013 are presented as if Retail Opportunity Investments Corp. (the “Company”) had completed the acquisition of Fallbrook Shopping Center (the “Property”) on January 1, 2013.

The pro forma consolidated financial statements should be read in conjunction with the Company’s 2013 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the period ended June 30, 2014. The pro forma consolidated financial statements do not purport to represent the Company’s results of operations that would actually have occurred assuming the completion of the acquisition of the Property had occurred on January 1, 2013; nor do they purport to project the Company’s results of operations as of any future date or for any future period.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE SIX MONTHS ENDED  JUNE 30, 2014
(UNAUDITED)
(in thousands, except per share data)

	Company Historical (1)	Fallbrook Shopping Center (2)	Pro Forma Adjustments		Company Pro Forma
Revenues
Base rents	$55,672	$4,828	$172	(3)	$60,672
Recoveries from tenants	15,994	1,233	—		17,227
Other income	1,599	—	—		1,599
Total revenues	73,265	6,061	172		79,498

Operating expenses
Property operating	12,197	470	—		12,667
Property taxes	7,406	737	—		8,143
Depreciation and amortization	27,621	—	1,975	(4)	29,596
General and administrative expenses	5,337	—	—		5,337
Acquisition transaction costs	529	—	—		529
Other expense	347	—	—		347
Total operating expenses	53,437	1,207	1,975		56,619

Operating income	19,828	4,854	(1,803)		22,879
Non-operating income (expenses)
Interest expense and other finance expenses	(13,830)	—	(1,115	)(6)	(14,945)
Gain on sale of real estate	3,319	—	—		3,319
Net income	9,317	4,854	(2,918)		11,253
Net income attributable to non-controlling interests	(352)	—	—		(352)
Net Income (Loss) Attributable to Retail Opportunity Investments Corp.	$8,965	$4,854	$(2,918)		$10,901

Pro forma weighted average shares outstanding
Basic	74,888				74,888
Diluted	79,166				79,166

Basic and diluted per share	$0.12				$0.14

Dividends per common share	$0.32				$0.32

Comprehensive income:
Net income	$9,317	$4,854	$(2,918)		$11,253
Other comprehensive loss
Unrealized (loss) gain on swap derivative
Unrealized swap derivative loss arising during the period	(2,926)	—	—		(2,926)
Reclassification adjustment for amortization of interest expense included in net income	1,772	—	—		1,772
Other comprehensive loss	(1,154)	—	—		(1,154)
Comprehensive income (loss)	8,163	4,854	(2,918)		10,099
Comprehensive income attributable to non-controlling interests	(352)	—	—		(352)
Comprehensive income attributable to Retail Opportunity Investments Corp.	$7,811	$4,854	$(2,918)		$9,747

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2013
(UNAUDITED)
(in thousands, except per share data)

	Company Historical (1)	Fallbrook Shopping Center	Pro Forma Adjustments		Company Pro Forma
Revenues
Base rents	$86,194	$10,362	$344	(3)	$96,900
Recoveries from tenants	22,498	2,622	—		25,120
Mortgage interest	624	—	—		624
Other income	1,916	72	—		1,988
Total revenues	111,232	13,056	344		124,632

Operating expenses
Property operating	19,750	1,038	—		20,788
Property taxes	11,247	1,645	—		12,892
Depreciation and amortization	40,398	—	4,308	(4)	44,706
General and administrative expenses	10,059	—	—		10,059
Acquisition transaction costs	1,688	—	127	(5)	1,815
Other expense	315	—	—		315
Total operating expenses	83,457	2,683	4,435		90,575

Operating income	27,775	10,373	(4,091)		34,057
Non-operating income (expenses)
Interest expense and other finance expenses	(15,855)	—	(2,432	)(6)	(18,287)
Gain on consolidation of joint venture	20,382	—	—		20,382
Equity in earnings from unconsolidated joint venture	2,390	—	—		2,390
Income from continuing operations	34,692	10,373	(6,523)		38,542
Loss from discontinued operations	(714)	—	—		(714)
Net income	33,978	10,373	(6,523)		37,828
Net income attributable to non-controlling interests	(165)	—	—		(165)
Net Income Attributable to Retail Opportunity Investments Corp.	$33,813	$10,373	$(6,523)		$37,663

Pro forma weighted average shares outstanding
Basic	67,419				67,419
Diluted	71,004				71,004

Net earnings per share - basic:
Income from continuing operations	$0.51				$0.57
Loss from discontinued operations	(0.01)				(0.01)
Net earnings per share	$0.50				$0.56

Net income per share – diluted:
Income from continuing operations	$0.49				$0.54
Loss from discontinued operations	(0.01)				(0.01)
Net earnings per share	$0.48				$0.53

Dividends per common share	$0.60				$0.60

Comprehensive income:
Net income	$33,978	$10,373	$(6,523)		$37,828
Other comprehensive income
Unrealized swap derivative gain arising during the period	4,565	—	—		4,565
Reclassification adjustment for amortization of interest expense included in net income	4,621	—	—		4,621
Other comprehensive income	9,186	—	—		9,186
Comprehensive income	43,164	10,373	(6,523)		47,014
Comprehensive income attributable to non-controlling interests	(165)	—	—		(165)
Comprehensive income attributable to Retail Opportunity Investments Corp.	$42,999	$10,373	$(6,523)		$46,849

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Adjustments to the Pro Forma Consolidated Financial Statements

1.	Derived from the Company’s audited and unaudited financial statements for the year ended December 31, 2013 and the six months ended June 30, 2014, respectively.

2.	Derived from the Property’s unaudited financial statements for the period January 1, 2014 through the date of acquisition of June 13, 2014.

3.
Reflects the pro forma adjustment of $344,000 and $172,000 for the year ended December 31, 2013 and the six months ended June 30, 2014, respectively, to record operating rents on a straight-line basis beginning January 1, 2013.

4.
Reflects the estimated depreciation for the Property based on the estimated values allocated to the building at the beginning of the periods presented.  Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows (dollar amounts in thousands):

	Estimated Useful Life	For the Six Months Ended June 30, 2014 Depreciation Expense	Year Ended December 31, 2013 Depreciation Expense

Building	39 years	$1,975	$4,308

5.	Reflects the pro forma adjustment for estimated costs related to the acquisition of the Property.

6.
Reflects the pro forma adjustment to interest expense, assuming the Company had borrowed funds from its credit facility to cover the purchase price of the Property, as if the acquisition had been made on the first day of the periods presented.

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The unaudited pro forma consolidated statement of operations and comprehensive income for the six months ended June 30, 2014 and for the year ended December 31, 2013 are presented as if Retail Opportunity Investments Partnership, LP (the “Operating Partnership”) had completed the acquisition of Fallbrook Shopping Center (the “Property”) on January 1, 2013.

The pro forma consolidated financial statements should be read in conjunction with the Operating Partnership’s 2013 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the period ended March 31, 2014. The pro forma consolidated financial statements do not purport to represent the Operating Partnership’s results of operations that would actually have occurred assuming the completion of the acquisition of the Property had occurred on January 1, 2013; nor do they purport to project the Operating Partnership’s results of operations as of any future date or for any future period.

RETAIL OPPORTUNITY INVESTM,ENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2014
(UNAUDITED)
(in thousands, except per share data)

	Company Historical (7)	Fallbrook Shopping Center(8)	Pro Forma Adjustments		Company Pro Forma
Revenues
Base rents	$55,672	$4,828	$172	(9)	$60,672
Recoveries from tenants	15,994	1,233	—		17,227
Other income	1,599	—	—		1,599
Total revenues	73,265	6,061	172		79,498

Operating expenses
Property operating	12,197	470	—		12,667
Property taxes	7,406	737	—		8,143
Depreciation and amortization	27,621	—	1,975	(10)	29,596
General and administrative expenses	5,337	—	—		5,337
Acquisition transaction costs	529	—	—		529
Other expense	347	—	—		347
Total operating expenses	53,437	1,207	1,975		56,619

Operating income	19,828	4,854	(1,803)		22,879
Non-operating income (expenses)
Interest expense and other finance expenses	(13,830)	—	(1,115	)(12)	(14,945)
Gain on sale of real estate	3,319	—	—		3,319
Net Income Attributable to Retail Opportunity Investments Partnership, LP	$9,317	$4,854	$(2,918)		$11,253

Pro forma weighted average units outstanding
Basic	78,020				78,020
Diluted	79,166				79,166

Basic and diluted per unit	$0.12				$0.14

Distributions per unit	$0.32				$0.32

Comprehensive income:
Net income	$9,317	$4,854	$(2,918)		$11,253
Other comprehensive loss
Unrealized (loss) gain on swap derivative
Unrealized swap derivative loss arising during the period	(2,926)	—	—		(2,926)
Reclassification adjustment for amortization of interest expense included in net income	1,772	—	—		1,772
Other comprehensive loss	(1,154)	—	—		(1,154)

Comprehensive income attributable to Retail Opportunity Investments Partnership, LP	$8,163	$4,854	$(2,918)		$10,099

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2013
(UNAUDITED)
(in thousands, except per share data)

	Company Historical (7)	Fallbrook Shopping Center	Pro Forma Adjustments		Company Pro Forma
Revenues
Base rents	$86,194	$10,362	$344	(9)	$96,900
Recoveries from tenants	22,498	2,622	—		25,120
Mortgage interest	624	—	—		624
Other income	1,916	72	—		1,988
Total revenues	111,232	13,056	344		124,632

Operating expenses
Property operating	19,750	1,038	—		20,788
Property taxes	11,247	1,645	—		12,892
Depreciation and amortization	40,398	—	4,308	(10)	44,706
General and administrative expenses	10,059	—	—		10,059
Acquisition transaction costs	1,688	—	127	(11)	1,815
Other expense	315	—	—		315
Total operating expenses	83,457	2,683	4,435		90,575

Operating income	27,775	10,373	(4,091)		34,057
Non-operating income (expenses)
Interest expense and other finance expenses	(15,855)	—	(2,432	)(12)	(18,287)
Gain on consolidation of joint venture	20,382	—	—		20,382
Equity in earnings from unconsolidated joint venture	2,390	—	—		2,390
Income from continuing operations	34,692	10,373	(6,523)		38,542
Loss from discontinued operations	(714)	—	—		(714)
Net Income Attributable to Retail Opportunity Investments Partnership, LP	$33,978	$10,373	$(6,523)		$37,828

Pro forma weighted average units outstanding
Basic	68,258				68,258
Diluted	71,004				71,004

Net income per unit - basic:
Income from continuing operations	$0.51				$0.56
Loss from discontinued operations	(0.01)				(0.01)
Net income per unit	$0.50				$0.55

Net income per unit - diluted:
Income from continuing operations	$0.49				$0.54
Loss from discontinued operations	(0.01)				(0.01)
Net income per unit	$0.48				$0.53

Distributions per unit	$0.60				$0.60
Comprehensive income:
Net income	$33,978	$10,373	$(6,523)		$37,828
Other comprehensive income
Unrealized swap derivative gain arising during the period	4,565	—	—		4,565
Reclassification adjustment for amortization of interest expense included in net income	4,621	—	—		4,621
Other comprehensive income	9,186	—	—		9,186
Comprehensive income attributable to Retail Opportunity Investments Partnership, LP	$43,164	$10,373	$(6,523)		$47,014

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Adjustments to the Pro Forma Consolidated Financial Statements

7.	Derived from the Operating Partnership’s audited and unaudited financial statements for the year ended December 31, 2013 and the six months ended June 30, 2014, respectively.

8.	Derived from the Property’s unaudited financial statements for the period January 1, 2014 through the date of acquisition of June 13, 2014.

9.
Reflects the pro forma adjustment of $344,000 and $172,000 for the year ended December 31, 2013 and the six months ended June 30, 2014, respectively, to record operating rents on a straight-line basis beginning January 1, 2013.

10.
Reflects the estimated depreciation for the Property based on the estimated values allocated to the building at the beginning of the periods presented.  Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows (dollar amounts in thousands):

	Estimated Useful Life	For the Six Months Ended June 30, 2014 Depreciation Expense	Year Ended December 31, 2013 Depreciation Expense

Building	39 years	$1,975	$4,308

11.	Reflects the pro forma adjustment for estimated costs related to the acquisition of the Property.

12.
Reflects the pro forma adjustment to interest expense, assuming the Operating Partnership had borrowed funds from its credit facility to cover the purchase price of the Property, as if the acquisition had been made on the first day of the period presented.